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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement No. 33-34996 on Form S-8 and Registration Statement No. 33-64764 on Form S-8.





                                        ARTHUR ANDERSEN LLP

Portland, Oregon
   March 26, 1996